UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

GEE GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7751 Belfort Parkway, Suite 150. Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  630-954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE MKT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2020 GEE Group, Inc., (the “Company”) entered into the Seventh Amendment dated as of April 28, 2020 (the “Amendment”), to the Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, Scribe Solutions, Inc., a Florida corporation (“Scribe”), Agile Resources, Inc., a Georgia corporation (“Agile”), Access Data Consulting Corporation, a Colorado corporation (“Access”), Triad Personnel Services, Inc., an Illinois corporation (“Triad Personnel”), Triad Logistics, Inc., an Ohio corporation (“Triad Logistics”), Paladin Consulting, Inc., a Texas corporation (“Paladin”), BMCH, INC., an Ohio corporation (“BMCH”), GEE Group Portfolio Inc., a Delaware corporation and the surviving corporation of the merger of SNI Holdco Inc., a Delaware corporation, with and into GEE Group Portfolio Inc., a Delaware corporation (“SNI Holdings”), and SNI Companies, a Delaware corporation (“SNI” and together with Holdings, Scribe, Agile, Access, Triad Personnel, Triad Logistics, Paladin, BMCH, SNI Holdings and each other Person joined thereto as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”), each Subsidiary of the Company listed as a “Guarantor” on the signature pages thereto each lender named therein and (collectively, the “Lenders” and each a “Lender”) and MGG Investment Group LP (“MGG”), as administrative agent, collateral agent and term loan agent for the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

Pursuant to the Amendment, the parties agreed, among other things, to extend the maturity date of the Term Loans (as defined in the Credit Agreement) to June 30, 2023 and to amend the principal repayment schedule as follows:

Date	Principal Payment Required
June 30, 2021	$444,525
September 30, 2021	$444,525
December 31, 2021	$444,525
March 31, 2022	$444,525
June 30, 2022	$444,525
September 30, 2022	$444,525
December 31, 2022	$444,525
March 31, 2023	$444,525

Pursuant to the Amendment, the Company has agreed that for each six month period commencing with the period ending on March 31, 2021 and for each fiscal year commencing with the fiscal year ending on September 30, 2021, it shall utilize its “Specified Excess Cash Flow Amount” (as defined in the Credit Agreement) to repay amounts outstanding under the Credit Agreement.

Pursuant to the Amendment, the parties also agreed that commencing on March 31, 2020, a portion (up to 5%) of the interest due and payable on the outstanding principal amount of the Term Loans (the “Aggregate Term Loan PIK Amount”) may be capitalized on the last day of each calendar month and added to the outstanding principal amount of the Term Loan. Subject to the satisfaction by the Company of the “Conversion/Cancelation Condition” and the “Registration Condition” (as defined below ), upon the occurrence of a “Change of Control” (as defined in the Credit Agreement) the Aggregate Term Loan PIK Amount shall be converted into shares of Company common stock at the “Conversion Rate” (as defined below) and such shares shall be issued pro rata to the Lenders in accordance with the respective amounts of their outstanding advances.

For purposes of the Credit Agreement the following terms have the following meanings: “Conversion/Cancelation Condition” means (i) the entry into definitive agreements with the holders of the Company’s subordinated indebtedness and preferred to convert such indebtedness or shares of preferred stock into shares of common stock of the Company (the “Conversion Transactions”) by no later than June 27, 2020 (the “Conversion/Cancelation Deadline”) and (ii) the consummation of the Conversion Transactions by no later than 90 days after the Conversion/Cancelation Deadline subject to an extension, at the option of the parties of an additional 30 days. “Registration Condition” means the execution by the Company and MGG of a registration rights agreement with respect to any shares of common stock of the Company issuable to MGG pursuant to the terms of the Credit Agreement in forma and substance satisfactory to MGG.. “Conversion Rate” means the most favorable rate at which the holders of the Company’s subordinated indebtedness or preferred stock have converted their securities to shares of common stock of the Company in the Conversion Transactions.

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A failure by the Company to satisfy the Conversion/Cancelation Condition shall constitute an Event of Default under the Credit Agreement.

Pursuant to the Amendment, the parties also agreed to pay to the Agent on behalf of the Lenders a restructuring fee of $3,478,196.94 (the “Restructuring Fee”). The Restructuring Fee is payable in cash on the earliest to occur of (a) the expiration of the Term (as defined in the Credit Agreement, (b) the occurrence of a Change of Control, (c) the date of any refinancing of the advances under the Credit Agreement, (d) the termination of the Credit Agreement for any other reason and (e) the acquisition by a loan party, in one transaction or a series of related transactions, all or substantially all of the assets and/or equity interests of one or more third parties (each, a “Restructuring Fee Trigger”); provided, that upon the satisfaction of the Conversion/Cancellation Condition, the Borrowers may, subject to the prior satisfaction of the Registration Condition and if not prohibited pursuant to certain beneficial ownership limitations specified in the Credit Agreement, elect to pay the Restructuring Fee in common stock at the Conversion Rate on or before the first occurrence of a Restructuring Fee Trigger.

Pursuant to the Amendment, the parties also agreed to pay to the Agent on behalf of the Lenders an exit fee equal to $1,500,000, payable in cash on  the earliest to occur of (a) the expiration of the Term, (b) the occurrence of a Change of Control, (c) the date of any refinancing of the advances under the Credit Agreement and (d) the termination of the Credit Agreement for any other reason (each, an “Exit Fee Trigger”); provided, that upon the satisfaction of the Conversion/Cancellation Condition, the Borrowers may, subject to the prior satisfaction of the Registration Condition and if not prohibited pursuant to certain ownership limitations specified in the Credit Agreement , elect to pay the Exit Fee in common stock at the Conversion Rate on or before the first occurrence of an Exit Fee Trigger.

The issuance of the shares of common stock to be issued to MGG  and CM Finance SPV Ltd. (“CM Finance”) pursuant to Amendment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”).   Each of MGG and CM Finance  is an  accredited investor. The issuance of such shares of common stock to MGG and CM Finance  is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Rule 506(b) of Regulation D under the  Securities Act and Section 4(2) of the  Securities Act.

Pursuant to the Amendment, the parties also agreed that (i) from and after the effective date of the Amendment that the Board of Directors shall contain no less than two (2) independent directors that are reasonably acceptable to the Agent and (ii) within 60 days of the effective date of the Amendment that a majority of the independent directors of the Company shall make a determination as to whether it will hire a president of operations of the Company.

A copy of the Amendment is attached hereto as Exhibit 10.1. The description of the Amendment contained in this Current Report on the Form 8-K is qualified in its entirety by reference to Exhibit 10.1.

On April 28, 2020 in connection with the execution and delivery of the Amendment, the Company and MGG entered into a Registration Rights Agreement, dated as of April 28, 2020  with MGG (the “ MGG Registration Rights Agreement”) and a Registration Rights Agreement dated as of April 28, 2020 with CM Finance  (the “CM Registration Rights Agreement”)..  Pursuant to the  MGG Registration Rights Agreement, the Company agreed to file one or more registration statements on Form S-3 (or other available form) to register the resale by MGG of the shares of common stock issued to MGG pursuant to the terms of the Credit Agreement.   Pursuant to the  CM  Registration Rights Agreement, the Company agreed to file one or more registration statements on Form S-3 (or other available form) to register the resale by CM Finance of the shares of common stock issued to CM Finance pursuant to the terms of the Credit Agreement.  Each of the MGG Registration Rights Agreement and the CM Registration Rights Agreement provides that the initial registration statement filed by the Company shall be declared effective by the Securities and Exchange Commission by no later than ninety (90) days after the date on which the transactions satisfying the Conversion/Cancelation Condition are consummated.

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Copies of the MGG Registration Rights Agreement and the CM Registration Rights Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively. The descriptions of the MGG Registration Rights Agreement and the CM Registration Rights Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to Exhibits 10.2 and 10.3.

Item 2.03 Creation of a Direct Financial Obligation.

The information contained in Item 1.01 of this Form is hereby incorporated by referenced into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form is hereby incorporated by referenced into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1

Seventh Amendment dated as of April 28, 2020 to Revolving Credit, Term Loan and Security Agreement dated as of March 31, 2017 by and among GEE Group, Inc., the other Borrowers and Guarantors named therein, the lenders named therein and MGG Investment Group LP, as administrative agent, term loan agent and collateral agent for the lenders named therein

10.2	Registration Rights Agreement dated as of April 28, 2020 by and between GEE Group, Inc. and MGG Investment Group LP

10.3	Registration Rights Agreement dated as of April 28, 2020 by and between GEE Group, Inc. and CM Finance SPV., Ltd

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.

Date: May 4, 2020	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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